Exhibit 23







             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into MTL Inc.'s previously filed Registration Statement File No. 33-89096.


                                                    Arthur Anderswn LLP


Tampa, Florida
    March 24, 1997